# ELITE ACCESS® (09/14)
VARIABLE AND FIXED ANNUITY APPLICATION (VA650NY)
VARIABLE ANNUITY APPLICATION (VA660NY)

JACKSON®
NATIONAL LIFE INSURANCE COMPANY
OF NEW YORK
Home Office: Purchase, NY 10577
www.jackson.com

**First Class Mail:** P.O. Box 30314
Lansing, MI 48909-7814

**Overnight Mail:** 1 Corporate Way
Lansing, MI 48951

**Customer Care:** 800-599-5651
**Bank or Financial Institution Customer Care:** 888-464-7779
**Fax:** 888-576-8383
**Hours:** 8:00 a.m. to 8:00 p.m. ET

Linking/BIN/Brokerage Acct. Number: (If applicable)

Jackson of NY® pre-assigned Contract Number: (If applicable)

- **PLEASE PRINT CLEARLY**
- Please see the Good Order Checklist for additional requirements.

## Primary Owner

Type of Ownership: ☐ Individual/Joint ☐ Custodian ☐ Trust ☐ Corporation/Pension Plan ☐ Government Entity

Sex ☐ Male ☐ Female

U.S. Citizen ☐ Yes ☐ No

Social Security Number or Tax I.D. Number

Phone Number (Include area code)

First Name | Middle Name | Last Name | Date of Birth (mm/dd/yyyy)

Non-Natural Owner/Entity Name (If applicable)

Email Address (print clearly)

Physical Address Line 1 (No P.O. Boxes) | Line 2

City | State | ZIP

Mailing Address Line 1 | Line 2

City | State | ZIP

## Joint Owner

Social Security Number

Phone Number (Include area code)

Sex ☐ Male ☐ Female

U.S. Citizen ☐ Yes ☐ No

First Name | Middle Name | Last Name

Email Address (print clearly) | Relationship to Owner | Date of Birth (mm/dd/yyyy)

Physical Address Line 1 (No P.O. Boxes) | Line 2

City | State | ZIP

## Primary Annuitant

- Complete this section if different than Owner. If Primary Annuitant section is left blank, the Annuitant will default to the Owner.

Social Security Number

Phone Number (Include area code)

Sex ☐ Male ☐ Female

U.S. Citizen ☐ Yes ☐ No

First Name | Middle Name | Last Name | Date of Birth (mm/dd/yyyy)

Physical Address Line 1 (No P.O. Boxes) | Line 2

City | State | ZIP

## Joint Annuitant

- Complete this section if different than Joint Owner. If Joint Annuitant section is left blank, the Joint Annuitant will default to the Joint Owner.

☐ No Joint Annuitant

Social Security Number

Phone Number (Include area code)

Sex ☐ Male ☐ Female

U.S. Citizen ☐ Yes ☐ No

First Name | Middle Name | Last Name | Date of Birth (mm/dd/yyyy)

Physical Address Line 1 (No P.O. Boxes) | Line 2

City | State | ZIP

## Beneficiary(ies)

! It is required for Good Order that the Death Benefit Percentage be whole numbers and **must** total 100% for each beneficiary type.
If Percentage of Death Benefit is left blank, all beneficiaries will receive equal shares.

☐ Primary

Percentage of Death Benefit ______ %

Social Security/Tax I.D. Number

First Name | Middle Name | Last Name | Date of Birth (mm/dd/yyyy)

Non-Natural Entity Name | Relationship to Owner

Physical Address Line 1 (No P.O. Boxes) | Line 2

City | State | ZIP | Phone Number (Include area code)

- Please use form N3041 for additional beneficiaries.

☐ Primary ☐ Contingent

Percentage of Death Benefit ______ %

Social Security/Tax I.D. Number

First Name | Middle Name | Last Name | Date of Birth (mm/dd/yyyy)

Non-Natural Entity Name | Relationship to Owner

Physical Address Line 1 (No P.O. Boxes) | Line 2

City | State | ZIP | Phone Number (Include area code)

## Premium Payment

Select method of payment and note approximate amount:

Check $ ______ Wire $ ______

External Transfer $ ______ Internal Transfer $ ______

## Annuity Type

☐ IRA - Traditional* ☐ Non-Tax Qualified ☐ Roth IRA* ☐ SEP ☐ 403(b) TSA

☐ Stretch IRA ☐ Non-Qualified Stretch ☐ Roth Conversion Other: ______

*Tax Contribution Years and Amounts:

Year: ______ $ ______ Year: ______ $ ______

## Statement Regarding Replacement of Existing Policies or Annuity Contracts

- It is required for Good Order that this entire section be completed.
- If replacing, please provide the Jackson of NY pre-assigned Contract number.

**Are you replacing an existing life insurance policy or annuity contract?**

**No** ☐ **Yes** ☐ **Jackson of NY pre-assigned Contract number:** ______

**Please complete all necessary forms as required by New York Regulation 60.**

## Transfer Information

Please check the appropriate box(es) under the "Transfer Type" and "Client Initiated" headings. **Jackson of NY will only request the funds if the "Client Initiated" section is left blank or checked "No."**

| Transfer Type | Client Initiated | Company releasing funds | Account number | Anticipated date of receipt | Anticipated transfer amount |
|---|---|---|---|---|---|
| ☐ Full ☐ Partial | ☐ Yes ☐ No | | | / / | $ |
| ☐ Full ☐ Partial | ☐ Yes ☐ No | | | / / | $ |

Non-Qualified Plan Types: ☐ IRC 1035 Exchange ☐ Non-1035 Exchange

All Other Plan Types: ☐ Direct Transfer ☐ Direct Rollover ☐ Non-Direct Rollover

## Optional Benefit Once selected cannot be changed.

- **Optional Benefit: Additional charges will apply. Please see the prospectus for details.**

☐ **Liquidity Option** (Contract Form VA660NY)

Fixed Account Options are not available if Liquidity Option is selected.

## Premium Allocation

❗ Tell us how you want your annuity premiums invested. Whole percentages only. **TOTAL ALLOCATION MUST EQUAL 100%.**

❗ Total number of allocation selections may not exceed 18.

- **NOTE:** The Contract permits Jackson of NY to restrict the amount of Premium payments into, and the amount and frequency of transfers between, into and from, any Fixed Account Option; to close any Fixed Account Option; and to require transfers from a Fixed Account Option. Accordingly, you should consider whether investment in a Fixed Account Option is suitable given your investment objectives.

| % | Traditional Investments |
|---|---|
| | **Equity Investments** |
| | JNL®/Mellon Capital S&P® 400 MidCap Index |
| | JNL/Mellon Capital S&P 500® Index |
| | JNL/Mellon Capital Small Cap Index |
| | Curian/American Funds® Global Growth |
| | Curian/American Funds Growth |
| | JNL/American Funds Growth-Income |
| | Curian/The Boston Company Equity Income |
| | JNL/DFA U.S. Core Equity |
| | Curian/DFA U.S. Micro Cap |
| | Curian/Epoch Global Shareholder Yield |
| | Curian Focused U.S. Equity |
| | JNL/Franklin Templeton Income |
| | JNL/Franklin Templeton Small Cap Value |
| | JNL/Invesco Small Cap Growth |
| | JNL/JPMorgan MidCap Growth |
| | JNL/PPM America Mid Cap Value |
| | JNL/T. Rowe Price Established Growth |
| | JNL/T. Rowe Price Value |
| | JNL/WMC Balanced |

| % | Traditional Investments |
|---|---|
| | **Fixed Income** |
| | JNL/Mellon Capital Bond Index |
| | Curian/Baring International Fixed Income |
| | Curian/DoubleLine Total Return |
| | JNL/Franklin Templeton Global Multisector Bond |
| | JNL/Goldman Sachs Emerging Markets Debt |

| % | Traditional Investments |
|---|---|
| | **Fixed Income** (cont. from previous column) |
| | JNL/JPMorgan U.S. Government & Quality Bond |
| | Curian/PIMCO Credit Income |
| | JNL/PIMCO Real Return |
| | JNL/PIMCO Total Return Bond |
| | JNL/PPM America Floating Rate Income |
| | JNL/PPM America High Yield Bond |
| | JNL/Scout Unconstrained Bond |
| | JNL/T. Rowe Price Short-Term Bond |
| | JNL/WMC Money Market |

| % | Traditional Investments |
|---|---|
| | **International** |
| | JNL/Mellon Capital Emerging Markets Index |
| | JNL/Mellon Capital International Index |
| | Curian/Aberdeen Latin America |
| | JNL/American Funds International |
| | Curian/Ashmore Emerging Market Small Cap Equity |
| | JNL/Eastspring Investments Asia ex-Japan |
| | JNL/Eastspring Investments China-India |
| | Curian/Franklin Templeton Frontier Markets |
| | JNL/Franklin Templeton International Small Cap Growth |
| | Curian Focused International Equity |
| | JNL/Invesco International Growth |
| | JNL/Lazard Emerging Markets |
| | Curian/Lazard International Strategic Equity |
| | Curian/Schroder Emerging Europe |

| % | Traditional Investments |
|---|---|
| | **Specialty** |
| | JNL/Mellon Capital European 30 |
| | JNL/Mellon Capital Index 5 |
| | JNL/Mellon Capital Nasdaq® 25 |
| | JNL/Mellon Capital Pacific Rim 30 |
| | JNL/Mellon Capital S&P SMid 60 |
| | JNL/Mellon Capital Value Line® 30 |
| | JNL/S&P 4 |
| | JNL/S&P Competitive Advantage |
| | JNL/S&P Dividend Income & Growth |
| | JNL/S&P Intrinsic Value |
| | JNL/S&P Total Yield |
| | JNL/S&P International 5 |
| | JNL/S&P Mid 3 |

| % | Traditional Investments |
|---|---|
| | **Sector** |
| | JNL/Mellon Capital Communications Sector |
| | JNL/Mellon Capital Consumer Brands Sector |
| | JNL/Mellon Capital Financial Sector |
| | JNL/Mellon Capital Healthcare Sector |
| | JNL/Mellon Capital Oil & Gas Sector |
| | JNL/Mellon Capital Technology Sector |
| | JNL/Mellon Capital Utilities Sector |

| % | Fixed Account Options * |
|---|---|
| | *Fixed Account Options are not available if the Liquidity Option is selected. |
| | 1-Year (NOT AVAILABLE) |
| | 3-Year (NOT AVAILABLE) |
| | 5-Year |
| | 7-Year |

**Premium Allocations continued on page 5.**

## Premium Allocation (Cont. from page 4)

Tell us how you want your annuity premiums invested. Whole percentages only. **TOTAL ALLOCATION MUST EQUAL 100%.**

Total number of allocation selections may not exceed 18.

| % | Alternative Investments |
|---|---|
| | **Alternative Assets** |
| | JNL/BlackRock Commodity Securities Strategy |
| | JNL/Brookfield Global Infrastructure and MLP |
| | Curian/CenterSquare International Real Estate Securities |
| | Curian/Franklin Templeton Natural Resources |
| | JNL/Invesco Global Real Estate |
| | Curian/Neuberger Berman Risk Balanced Commodity Strategy |
| | JNL/Red Rocks Listed Private Equity |
| | Curian/Van Eck International Gold |

| % | Alternative Investments |
|---|---|
| | **Alternative Strategies** |
| | JNL/AQR Managed Futures Strategy |
| | Curian/AQR Risk Parity |
| | Curian/BlackRock Global Long Short Credit |
| | JNL/Boston Partners Global Long Short Equity |
| | Curian/Eaton Vance Global Macro Absolute Return Advantage |
| | Curian/FAMCO Flex Core Covered Call |
| | JNL/Goldman Sachs U.S. Equity Flex |
| | Curian Long Short Credit |
| | JNL/Mellon Capital Global Alpha |
| | Curian/Neuberger Berman Currency |
| | Curian/Nicholas Convertible Arbitrage |
| | Curian/PineBridge Merger Arbitrage |
| | Curian/UBS Global Long Short Fixed Income Opportunities |

| % | Risk Management Strategies |
|---|---|
| | JNL/AllianceBernstein Dynamic Asset Allocation |
| | Curian Dynamic Risk Advantage® - Income |
| | Curian Dynamic Risk Advantage - Diversified |
| | Curian Dynamic Risk Advantage - Growth |
| | JNL/MMRS Conservative |
| | JNL/MMRS Moderate |
| | JNL/MMRS Growth |

| % | Tactically Managed Strategies |
|---|---|
| | Curian Tactical Advantage 35 |
| | Curian Tactical Advantage 60 |
| | Curian Tactical Advantage 75 |
| | JNL/BlackRock Global Allocation |
| | JNL/Ivy Asset Strategy |
| | Curian/T. Rowe Price Capital Appreciation |

| % | Guidance Portfolios® |
|---|---|
| | **Focused** |
| | Curian Guidance - Equity 100 |
| | Curian Guidance - Fixed Income 100 |
| | Curian Guidance - Alt 100 Conservative |
| | Curian Guidance - Alt 100 Moderate |
| | Curian Guidance - Alt 100 Growth |

| % | Guidance Portfolios |
|---|---|
| | **International** |
| | Curian Guidance - International Conservative |
| | Curian Guidance - International Moderate |
| | Curian Guidance - International Growth |

| % | Guidance Portfolios |
|---|---|
| | **Interest Rate/Inflation Sensitive** |
| | Curian Guidance - Interest Rate Opportunities |
| | Curian Guidance - Multi-Strategy Income |
| | Curian Guidance - Real Assets |

| % | Guidance Portfolios |
|---|---|
| | **Other** |
| | Curian Guidance - Equity Income |
| | Curian Guidance - Institutional Alt 65 |

| % | Guidance Portfolios |
|---|---|
| | **Diversified - Strategic** |
| | Curian Guidance - Conservative |
| | Curian Guidance - Moderate |
| | Curian Guidance - Moderate Growth |
| | Curian Guidance - Growth |
| | Curian Guidance - Maximum Growth |

| % | Guidance Portfolios |
|---|---|
| | **Diversified - Tactical** |
| | Curian Guidance - Tactical Moderate Growth |
| | Curian Guidance - Tactical Maximum Growth |

## Systematic Investment (periodic premium reallocation program)

- Other Systematic Investment Options may be available. Please see Systematic Investment form (NV5485).

**Automatic Rebalancing.** The 3-, 5- and 7-Year Fixed Account Options are not available for Automatic Rebalancing.

**Frequency:** ☐ Monthly ☐ Quarterly ☐ Semiannually ☐ Annually

**Start Date** (mm/dd/yyyy) ________ **OR** ☐ Immediately after issue.

**Note:** If no date is selected, the program will begin one month/quarter/half-year/year (depending on the frequency you selected) from the date Jackson of NY applies the first premium payment. If no frequency is selected, the frequency will be annual. No transfers will be made on days 29, 30 or 31.

## Annuitization/Income Date

**Specify Income Date** (mm/dd/yyyy) ________

If an Annuitization/Income Date is not specified, Jackson of NY will default to the Latest Income Date as shown in the Contract.

## Telephone and Electronic Transfers Authorization

- If no election is made, Jackson of NY will default to "No."

By checking "Yes,"I (we) authorize Jackson National Life Insurance Company of New York (Jackson of NY) to accept instructions to initiate or discontinue Systematic Investment options (Rebalancing, Dollar Cost Averaging, Earnings Sweep) or transfer contract values between investment options via telephone, internet, or other electronic medium from me (us) and my (our) Producer/Representative, subject to Jackson of NY's administrative procedures.

- This authorization is not extended to Authorized Callers.

**Do you consent to Telephone/Electronic Transfer Authorization?** ☐ **Yes** ☐ **No**

I (We) release Jackson of NY, its affiliates, subsidiaries, and agents from all damages related in any way to its acting upon any unauthorized telephone/electronic instruction. I (We) understand and agree that Jackson of NY reserves the right to terminate or modify these telephone/electronic privileges at any time, without cause and without notice to me.

**To give consent to initiate partial withdrawals via telephone, internet, or other electronic medium, please complete the Telephone/Electronic Authorization Request form, NV3982.**

## Authorized Caller

- This authorization is not extended to Telephone and Electronic Transfers Authorization.

If you want to authorize an individual other than your Producer/Representative to receive Contract information via telephone, please list that individual's information here.

| First Name | Middle Name | Last Name |
| --- | --- | --- |
| | | |

| Social Security Number | Date of Birth (mm/dd/yyyy) |
| --- | --- |
| | |

LONG-TERM SMART

## Electronic Delivery Authorization

- If no election is made, Jackson of NY will default to "No."
- **Selection of "ALL DOCUMENTS" excludes quarterly statements.**
- Check the boxes next to the types of documents you wish to receive electronically.

**Do you consent to Electronic Delivery of Documents?** ☐ **Yes** ☐ **No**

GO GREEN. IT'S ONLY NATURAL.

Check the boxes next to the types of documents you wish to receive electronically. If Electronic Delivery is authorized, but no document type is selected, the selection will default to "All Documents."

☐ **ALL DOCUMENTS** ☐ Prospectuses and prospectus supplements ☐ Annual and Semi-Annual reports

☐ Periodic and immediate confirmation statements ☐ Other Contract-related correspondence

My email address is: ______________________.

I (We) will notify Jackson of NY of any new email address.

This consent will continue unless and until revoked and will cover delivery to you in the form of an email or by notice to you of a document's availability on Jackson of NY's website. Please contact the appropriate Jackson of NY Service Center or go to www.jackson.com to update your email address, revoke your consent to electronic delivery or request paper copies. Certain types of correspondence may continue to be delivered by the United States Postal Service for compliance reasons. Registration on Jackson of NY's website (www.jackson.com) is required for electronic delivery of Contract-related correspondence.

The computer hardware and software requirements that are necessary to receive, process and retain electronic communications that are subject to this consent are as follows: To view and download material electronically, you must have a computer with internet access, an active email account and Adobe Acrobat Reader. If you don't already have Adobe Acrobat Reader, you can download it free from www.adobe.com.

There is no charge for electronic delivery of electronic communications, although you may incur the costs of internet access and of such computer and related hardware and software as may be necessary for you to receive, process and retain electronic communications from Jackson of NY. Please make certain you have given Jackson of NY a current email address. Also let Jackson of NY know if that email address changes. We may need to notify you of a document's availability through email. You may request paper copies, whether or not you consent or revoke your consent for electronic delivery, at any time and for no charge. Even if you have given us consent, we are not required to make electronic delivery and we have the right to deliver any communications in paper form.

## Client Acknowledgements

1. I (We) hereby represent to the best of my (our) knowledge and belief that each of the statements and answers contained in this application are true, complete and correctly recorded.
2. I (We) certify that the Social Security or Taxpayer Identification number(s) shown above is (are) correct.
3. **I (We) understand that annuity benefits, death benefit values and withdrawal values, if any, when based on the investment experience of an Investment Division in the separate account of Jackson of NY are variable and may be increased or decreased, and the dollar amounts are not guaranteed.**
4. I (We) have been given a current prospectus for this variable annuity and for each available Investment Division.
5. The Contract I (we) have applied for is suitable for my (our) insurance objective, financial situation and needs.
6. I understand the restrictions imposed by 403(b)(11) of the Internal Revenue Code. I understand the investment alternatives available under my employer's 403(b) plan, to which I may elect to transfer my Contract Value.
7. I (We) understand that the Contract's Fixed Account Minimum Interest Rate will be redetermined each Redetermination Date. The redetermined rate, which may be higher or lower than the Initial Fixed Account Minimum Interest Rate, will apply for that entire Redetermined Period. (Not applicable if Liquidity Optional Benefit is selected.)
8. **I (We) understand that allocations to the Fixed Account Options are subject to an adjustment if withdrawn or transferred prior to the end of the applicable period, which may reduce amounts withdrawn or transferred. (Not applicable if Liquidity Optional Benefit is selected.)**
9. I (We) understand that Jackson of NY may restrict the availability of one or more of the Fixed Account Options and/or reserves the right not to accept additional Premium allocations and transfers into the Fixed Account at any time on a nondiscriminatory basis.
10. If I (we) have elected the Capital Protection Program, I (we) hereby acknowledge receipt of the "**Capital Protection Program Supplemental Application.**"
11. **I (We) certify that the Date of Birth of the Owner and any Joint Owner, primary spousal Beneficiary, Annuitant, or Joint Annuitant, if applicable, stated in this application is (are) true and correctly recorded.**
12. I (We) understand that Jackson of NY issues other annuities with similar features, benefits, limitations, and charges. I (We) have discussed the alternatives with my (our) financial representative.

## Client Signatures

It is required for Good Order that all applicable parties to the Contract sign here.

Owner's Signature | Date Signed (mm/dd/yyyy) | State where signed

Owner's Title (required if owned by an Entity)

Joint Owner's Signature | Date Signed (mm/dd/yyyy)

Annuitant's Signature (if other than Owner) | Date Signed (mm/dd/yyyy) | State where signed

Joint Annuitant's Signature (if other than Joint Owner) | Date Signed (mm/dd/yyyy)

## Producer/Representative Acknowledgements

By signing this form, I certify that:
1. I am authorized and qualified to discuss the Contract herein applied for.
2. I have fully explained the Contract to the client, including Contract benefits, restrictions and charges and I believe this transaction is suitable given the client's financial situation and needs.
3. The applicant's statement as to whether or not an existing life insurance policy or annuity contract is being replaced is true and accurate to the best of my knowledge and belief.
4. I have complied with requirements for disclosures and/or replacements as necessary.

Jackson of NY Prod./Rep. No. | Producer/Representative Signature | Date Signed (mm/dd/yyyy)

First Name | Middle Name | Last Name

Email Address (print clearly) | Business Phone Number (Include area code)

- **Program Options Note:** Contact your home office for program information. If no option is indicated, the designated default will be used.

Program Options *

☐ A ☐ B ☐ C ☐ D ☐ E

*** NOTE:** If Liquidity Option is selected, only Program Option E is available.

Percentage ____ %

---

If more than one Producer/Representative is participating in a Program Option on this case, please provide all Producer/Representative names, Jackson of NY Producer/Representative numbers and percentages for each (totaling 100%).

- If Percentage is left blank, all Producer/Reps will receive equal shares.

| Producer/Representative Name # 2 | Jackson of NY Producer/Representative No. | Percentage |
|---|---|---|
| | | % |

| Producer/Representative Name # 3 | Jackson of NY Producer/Representative No. | Percentage |
|---|---|---|
| | | % |

**Not FDIC/NCUA Insured • Not Bank/CU guaranteed • May lose value**
**Not a deposit • Not insured by any federal agency**